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                            EXHIBIT 1 TO SCHEDULE 13G

                         FIRST BANCORP OF INDIANA, INC.
                              CUSIP NO. 31867T-10-3


         Pursuant to Regulation ss. 240.13d-1(k)(l)(iii), the undersigned agree that the following statement is filed on behalf of each of them.


                                   THE ROOSEVELT GROUP, L.L.C.

Dated: December 14, 2000           By:   /s/ Stanley J. Bradshaw
                                         ------------------------------------
                                         Signature

                                         Stanley J. Bradshaw, Chairman
                                         ------------------------------------
                                         Name/Title


Dated: December 14, 2000                 BRADSHAW CAPITAL MANAGEMENT,
                                         L.L.C.

                                   By:   /s/ Stanley J. Bradshaw, President
                                         ------------------------------------
                                         Signature

                                         Stanley J. Bradshaw, President
                                         ------------------------------------
                                         Name/Title


Dated: December 14, 2000                 PULASKI FINANCIAL CORP.

                                   By:   /s/ William A. Dorius
                                         ------------------------------------
                                         Signature

                                         William A. Dorius, President
                                         ------------------------------------
                                         Name/Title


Dated: December 14, 2000                 /s/ Ronald W. Kirby
                                         ------------------------------------
                                         Ronald W. Kirby, Trustee of the
                                         Kirby Family Trust


Dated: December 14, 2000                 /s/ Theresa C. Kirby
                                         ------------------------------------
                                         Theresa C. Kirby, Trustee of the
                                         Kirby Family Trust